UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2023

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Super Micro Computer, Inc. (the “Company”) was held on May 19, 2023 (the “Annual Meeting”). Set forth below are the proposals on which the Company’s stockholders voted at the Annual Meeting and the voting results for each proposal.

Proposal 1: Election of three Class I Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Liang	37,496,520	1,484,688	8,930,301
Sherman Tuan	30,106,023	8,875,185	8,930,301
Tally Liu	38,027,360	953,848	8,930,301

Each of Messrs. Liang, Tuan and Liu were elected as Class I directors to hold office until the annual meeting of stockholders following fiscal year 2025 or until their successors are duly elected and qualified.

Proposal 2: A proposal to approve a non-binding advisory resolution on compensation of the Company’s named executive officers as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,290,010	458,019	233,179	8,930,301
Proposal 2 was approved.

Proposal 3: An advisory (non-binding) vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
37,395,569	18,579	1,343,586	223,474	8,930,301

For Proposal 3, “Every 1 Year,” which received the plurality of the votes cast, is the preference of the Company’s stockholders.

Proposal 4: A proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2023.

Votes For	Votes Against	Abstentions
47,489,250	205,918	216,341
Proposal 4 was approved.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: May 23, 2023	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board